HOLLAND BALANCED FUND


                 Semi-Annual Report - March 31, 1997 (Unaudited)





CONTENTS


Letter from the President                    	1


Cumulative Performance	                       2


Statement of Net Assets 	                     3


Statement of Operations 	                     5


Statement of Changes in Net Assets 	          6


Financial Highlights                          7


Notes to Financial Statements 	               8





April 30, 1997

To My Fellow Shareholders:

Our second year has begun with continued positive results, and I continue to caution that the markets can be perverse. Our Fund's cumulative total return from inception (10/2/95-3/31/97) is 25.8% vs. 17.0% for the Lipper Balanced Fund Index, and the environment for our Fund's approach has been nearly perfect. However, such conditions will not persist forever.

Nevertheless, our Fund's basic approach of long-term investment in "blue chip" equities, U.S. Treasury fixed income securities and money market instruments should, I believe, weather less ideal market conditions in an acceptable manner.

With Bullish Regards,


Michael F. Holland
President & Founder



Holland Balanced Fund - Cumulative Performance


The Graph represents the Comparison of Change in Value of $10,000 Investment in the Holland Balanced Fund and the Constructed Index* and the Lipper Balanced Fund Index




Holland Balanced Fund - Statement of Net Assets

March 31, 1997 (Unaudited)

Common Stocks-54.3%
                                         Shares               Value +
Autos-7.1%
Chrysler Corp.                             7,800              447,000
General Motors Corp.                       4,400              448,537
   Total                                                      895,537

Banks-3.1%
J.P. Morgan & Company, Inc.                3,000              393,000

Chemicals-3.4%
DuPont (E.I.) de Nemours & Company         3,000              424,000


Electronics-9.6%
Hewlett-Packard Co.                        4,200              441,975
Intel Corp.                                2,400              333,900
Motorola, Inc.                             3,000              434,700
   Total                                                    1,210,575

Insurance - 2.9%
Chubb Corp.                                6,800              366,350

Oil/Gas-9.8%
Chevron Corp.                              4,100              389,900
Exxon Corp.                                2,800              420,225
Texaco, Inc.                               2,800              427,050
   Total                                                    1,237,175

Paper-2.6%
International Paper Co.                    6,200              334,325

Pharmaceuticals-3.4%
Merck & Company, Inc.                      3,800              438,100

Producer Goods-9.4%
Eastman Kodak Co.                          3,400              349,025
General Electric Co.                       3,000              416,850
Minnesota Mining & Manufacturing           3,700              430,950
   Total                                                    1,196,825

Retail-3.0%
Sears, Roebuck and Company            5,400                   376,875

   Total Common Stocks (Cost-$5,762,031)                    6,872,762

See Notes to the Financial Statements


                                                Face
U.S. Government Securities-26.7%               Amount             Value +
U.S. Treasury Note, 5.750% due 9/30/97         400,000            399,875
U.S. Treasury Note, 5.625% due 10/31/97        300,000            299,531
U.S. Treasury Note, 5.000% due 1/31/98         250,000            247,734
U.S. Treasury Note, 5.500% due 11/15/98        500,000            493,281
U.S. Treasury Note, 6.000% due 8/15/99         500,000            494,218
U.S. Treasury Note, 5.625% due 2/28/01       1,000,000            963,125
U.S. Treasury Note, 5.875% due 2/15/04         500,000            472,813

   Total U.S. Government Securities
   (Cost-$3,411,259)                                            3,370,577

Repurchase Agreements-17.3%
Investors Bank & Trust Co. Repurchase
   Agreement, 5.85% due 4/1/97; Issued
   3/31/97 (Collateralized by
   $2,195,586.21 FNMA ARM, 7.928% due
   8/1/24 with a market value of $2,294,490)
   (Cost - $2,185,092)                        2,185,092         2,185,092

   Total Investments-98.3% (Cost-$11,358,382)                  12,428,431

Other Assets and Liabilities-1.7%
Receivable from investment adviser                                62,143
Other assets                                                     190,512
Accrued expenses and other liabilities                           (39,205)
   Other assets and liabilities, net                             213,450

Net Assets-100.0%
Applicable to 1,033,250 outstanding $0.01 par value
shares (authorized 1,000,000,000)                          $  12,641,881

Net asset value, offering price and redemption
price per share                                            $       12.24

Components of Net Assets as of March 31, 1997
Capital stock at par value ($0.01)                         $      10,333
Capital stock in excess of par value                          11,516,209
Undistributed net investment income                               44,362
Net accumulated realized gain on investments                         927
Net unrealized appreciation on investments                     1,070,050
   Net Assets                                              $  12,641,881

See Notes to the Financial Statements
+  See Note 2 to the Financial Statements
ARM  Adjustable Rate Mortgage



Holland Balanced Fund - Statement of Operations


Six Months Ended 3/31/97 (Unaudited)

Investment Income
Interest                                                    $     119,903
Dividends                                                          62,759

     Total investment income                                      182,662

Expenses
Investment advisory fees                                           36,363
Administration fees                                                25,000
Custodian fees                                                      5,213
Shareholder account maintenance                                    14,182
Audit fees                                                         10,000
Legal fees                                                         16,500
Shareholder communications expenses                                17,900
Insurance expense                                                   5,126
Amortization of organizational costs                               16,726
State registration fees                                            12,161
Directors fees                                                      7,500
Taxes                                                                 688
Miscellaneous fees and expenses                                     3,765

     Total operating expenses                                     171,124

     Waiver of investment advisory fees and reimbursement of
     other expenses                                               (98,506)

     Net expenses                                                  72,618

Investment income, net                                            110,044

Net Realized and Unrealized Gain on Investments
Net realized gain on investments                                      930
Net unrealized appreciation on investments                        532,572

     Net realized and unrealized gain on investments              533,502

     Net increase in net assets resulting from operations   $     643,546


See Notes to the Financial Statements





Holland Balanced Fund - Statement of Changes in Net Assets

                                               Six Months
                                              Ended 3/31/97     Period from
                                                (Unaudited)       10/2/95 *
                                                                 to 9/30/96

Net Increase in Net Assets Resulting
  from Operations
Net Investment income                         $110,044             $120,561

Net realized gain on investments                   930                 444

Net unrealized appreciation on investments     532,572             537,478

Net increase in net assets resulting from
 operations                                    643,546             658,483

Distributions to Shareholders From
Net investment income                          108,290              77,953

Net realized gain on investments                   447                   -

Total distributions                            108,737              77,953

Capital Share Transactions, Net (Note 6)     4,501,224           6,925,318

Total increase in net assets                 5,036,033           7,505,848

Net Assets

     Beginning of period                     7,605,848             100,000

     End of period                         $12,641,881           7,605,848

Undistributed net investment
 income, end of period                         $44,362              42,608


     See Notes to the Financial Statements
  *  Commencement of Investment Operations




Holland Balanced Fund - Financial Highlights

                                      Six Months
                                    Ended 3/31/97             Period from
                                     (Unaudited)                10/2/95 *
                                                              to 9/30/96

For a share outstanding
throughout the period

Per Share Data
Net asset value,
 beginning of period                    $11.39                   $10.00

Increases From Investment
  Operations
Net investment income                     0.13                     0.23

Net realized and unrealized
 gain on investments                      0.87                     1.33

     Total from investment
       operations                         1.00                     1.56

Less Distributions From:
Net investment income                     0.15                    (0.17)

Net realized gain on investments          0.00#                    0.00

Total Distributions                       0.15                    (0.17)

Net asset value, end of period          $12.24                   $11.39

Total Return (c)                         14.46%(a)                15.65%(a)

Ratios/Supplemental Data
Net assets, end of period          $12,641,881               $7,605,848

Ratio of expenses to average
 net assets                               1.50%(b)                 1.50%(b)

Ratio of expenses to average
 net assets before fee waivers
 and reimbursement of other expenses      3.51%(b)                 4.81%(b)

Ratio of net investment income
 to average net assets                    2.26%(b)                 2.36%(b)

Portfolio turnover                        0.25%(a)                 5.04%(a)

Average commission rate per share        $0.05 (d)                $0.06 (d)



     See Notes to the Financial Statements
 (a) Not annualized
 (b) Annualized (Fund expenses are capped at 1.50%)
 (c) Total return would have been lower had certain expenses not been waived or reimbursed.
 (d) Computed by dividing the total amount of brokerage commissions paid on equity securities by the total number of shares of equity securities purchased or sold.
  #  Rounds to less than $0.01
  *  Commencement of Investment Operations




Holland Balanced Fund - Notes to Financial Statements



1. Organization

The Holland Series Fund, Inc. (the "Company") was organized as a Maryland corporation on June 26, 1995 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company currently has one portfolio, the Holland Balanced Fund (the "Fund"). The costs incurred by the Company in connection with the organization and initial registration of shares are being amortized on a straight-line basis by the Fund over a sixty-month period beginning with commencement of its operations. The unamortized balance of organizational expenses at March 31, 1997 was $117,084.

Investment Objective

The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital gains/losses on investments. The Fund seeks to achieve its objective through a combined portfolio of equity and investment grade fixed-income securities.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities

Securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the yield-to-maturity method on a daily basis, except for securities having a maturity date of less than sixty days at the time acquisition which are amortized on a straight-line basis. Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax

There is no provision for Federal income or excise tax since the Fund intends to qualify and to elect to be taxed as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs and to distribute all of its taxable income.

Valuation

Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which over-the-counter market quotations are available are valued at the latest bid price. Securities purchased with sixty days or less remaining to maturity are valued at amortized cost which approximates fair value.

Expenses

Holland & Company L.L.C. (the "Investment Adviser") has agreed to voluntarily waive its fee and to reimburse the Fund for expenses exceeding 1.50% of average daily net assets. During the period ended March 31, 1997, the Investment Adviser voluntarily waived $36,363 of advisory fees and reimbursed the Fund $62,143 of other expenses.

Dividends to Shareholders

It is the policy of the Fund to declare dividends according to the following schedule:

                                  Dividends from Net             Capital Gain
                                  Investment Income              Distributions

                                   Quarterly                        Annually
           April, July, October and December                        December


Dividends from net short-term capital gains and net long-term capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect the distributable amount of net investment income per share. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which may reverse in a subsequent period.

3. Investment Advisory Agreement and Administration Agreement

The Company's Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as investment adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. Currently, the Investment Adviser is waiving all of its fee. The Investment Adviser is controlled by Michael F. Holland, its managing member and owner of 99% interest in the limited liability company.

Pursuant to its Administration Agreement, AMT Capital Services, Inc. (the "Administrator"), two employees of which serve as officers of the Company, earns a fee for providing fund administration services to the Company. The Company pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the Administration Agreement, the Administrator will be paid a minimum fee of $50,000 for the second and third years of the Company's operation.

4. Investment Transactions

Purchase cost and proceeds from sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were as follows:

      Purchases            Purchases               Sales                Sales
U.S. Government     Other Securities     U.S. Government     Other Securities

$ 1,963,516           $ 2,441,859                  $  -             $ 9,925

The components of net unrealized appreciation (depreciation) of investments based on Federal tax cost at March 31, 1997 for the Fund were as follows:

                                                             Cost for Federal
Appreciation       Depreciation      Net Appreciation            Tax Purposes

$ 1,110,732          $ (40,682)         $ 1,070,050            $ 11,358,382


5. Repurchase Agreements

The Fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell U.S. Government securities to the Fund and repurchase such securities from the Fund at a mutually agreed upon price and date.

The Fund will engage in repurchase transactions with parties selected on the basis of such party's creditworthiness. The collateral on repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. Capital Share Transactions

As of March 31, 1997, there were 1,000,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock for the Fund were as follows for the periods indicated:


                           Six Months                     For the Period from
                         Ended 3/31/97                    10/2/95 * to 9/30/96


                       Shares      Amount                Shares        Amount

Shares Sold           375,685   $ 4,625,919             680,814   $ 7,181,990

Shares Reinvested       8,917       106,089               7,038        76,167

                      384,602     4,732,008             687,852     7,258,157

Shares Redeemed       (18,882)     (230,784)            (30,322)     (332,839)


Net Increase          365,720   $ 4,501,224             657,530   $ 6,925,318

* Commencement of Investment Operations





 BOARD OF DIRECTORS                                  ADVISER
 Michael F. Holland  *                               Holland & Company L.L.C.
 Director and President                              375 Park Avenue
 Chairman,                                           New York, NY  10152
 Holland & Company L.L.C.                            phone   (212) 486-2002
                                                     fax     (212) 486-0744

 Sheldon S. Gordon  *
 Director                                            FUND ADMINISTRATOR
 Chairman,                                           AND DISTRIBUTOR
 Union Bancaire Privee International, Inc.           AMT Capital Services, Inc.
                                                     600 Fifth Avenue
                                                     New York, NY  10020
 Herbert S. Winokur, Jr.                             phone   (800) 304-6552
 Director
 Managing General Partner,                           CUSTODIAN AND
 Capricorn Investors, L.P.                           FUND ACCOUNTING AGENT
                                                     Investors Bank & Trust
                                                     Company
                                                     P.O. Box 1537
 Desmond G. FitzGerald                               Boston, MA  02205
 Director
 Chairman,
 North American Properties Group                     TRANSFER AGENT AND
                                                     DIVIDEND DISBURSING AGENT
                                                     Unified Advisers, Inc.
 Jeff C. Tarr                                        429 N. Pennsylvania Street
 Director                                            Indianapolis, IN  46204
 Chairman,                                           phone   (800) 249-0763
 Junction Advisors
                                                     LEGAL COUNSEL
                                                     Simpson Thacher & Bartlett
                                                     425 Lexington Avenue
                                                     New York, NY  10017

 *  interested person as defined in the Investment
     Company Act of 1940                             INDEPENDENT ACCOUNTANTS
                                                     Price Waterhouse LLP
                                                     1177 Avenue of the Americas
                                                     New York, NY  10036